UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 20, 2008
Third Wave Technologies, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-31745	39-1791034

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

502 South Rosa Road, Madison, Wisconsin		53719

(Address of Principal Executive Offices)		(Zip Code)
(608) 273-8933
(Registrant’s Telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
The Board of Directors of Third Wave Technologies, Inc. (the “Company”) has decided to postpone the Annual Meeting of Stockholders that had been scheduled for July 22, 2008 due to the Company’s previously announced entry into an Agreement and Plan of Merger with Hologic, Inc. pursuant to which Hologic has agreed offer to purchase all of the outstanding shares of the Company’s common stock. Hologic, Inc. commenced its offer to purchase all of the Company’s common stock on June 18, 2008 and the offer is scheduled to expire on July 16, 2008. In the event it becomes necessary to hold the Annual Meeting later this year, the Company will file a revised proxy statement reflecting the new meeting date with the Securities and Exchange Commission.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THIRD WAVE TECHNOLOGIES, INC.

Date: June 20, 2008	By:	/s/ Cindy S. Ahn

Name: Cindy S. Ahn
Title: Vice President and General Counsel